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NUMBER                                                             SHARES
 XXX                                                                XXX
                                   LOGO
                           MEEMIC HOLDINGS, INC.
         INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

COMMON STOCK                                                   COMMON STOCK
NO PAR VALUE                                                   NO PAR VALUE


THIS CERTIFIES THAT XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
is the owner of  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF
                         MEEMIC HOLDINGS, INC.

   The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this certificate are not insured by the Federal Deposit Insurance Corporation or any government agency.

   In Witness Thereof, MEEMIC HOLDINGS, INC. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporation seal to be hereunto affixed.

Dated:
COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES
        TRANSFER AGENT AND REGISTRAR

By

--------------------------      -------------              -----------------
AUTHORIZED OFFICER                SECRETARY                PRESIDENT AND CEO

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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM  -  as tenants in common    UNIF GIFT MIN ACT  - _______Custodian ______
                                                         (Cust)          (Minor)
TEN ENT   -  as tenants by the entireties      under Uniform Gifts to Minors Act
JT TEN    -  as joint tenants with
             right of survivorship                ACT   ________________________
             and not as tenants in common                       (State)

Additional abbreviations may also be used though not in the above list.

For value received ________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPE NAME AND ADDRESS)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Stock represented by this certificate, and do hereby irrevocably constitutes and appoints


______________________________________________________________________ Attorney
to transfer this Certificate on the books of the Company with full power of substitution in the premises.

  Dated ___________________________     _______________________________________
                                        SIGNATURE GUARANTEED:

                                        ________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15